UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 22, 2010

QUICKSILVER GAS SERVICES LP
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33631 (Commission File Number)	56-2639586 (IRS Employer Identification No.)

777 West Rosedale Street
Fort Worth, Texas 76104
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-8620

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 22, 2010, Quicksilver Gas Services LP, a Delaware limited partnership (the “Partnership”), issued a press release announcing that Quicksilver Resources Inc., a Delaware corporation, the owner of 100% of the membership interests in the Partnership’s general partner, Quicksilver Gas Services GP LLC, entered into a definitive agreement to sell all of its interests in the Partnership to First Reserve Crestwood Holdings LLC, a subsidiary of Crestwood Midstream Partners II, LLC.  Crestwood Midstream Partners II, LLC is a portfolio company of First Reserve Corporation.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits.

99.1 Press Release issued by Quicksilver Gas Services LP dated July 22, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER GAS SERVICES LP

By:	Quicksilver Gas Services GP LLC, its General Partner

By:	/s/ Thomas F. Darden
Thomas F. Darden
President and Chief Executive Officer

Date:  July 23, 2010

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release issued by Quicksilver Gas Services LP dated July 22, 2010